UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 12, 2010

Nilam Resources Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-135980	98-0487414
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1480 Benevides Street, Sixth Floor "B"
Miraflores, Lima 18, Peru

(Address of Principal Executive Officers)

Registrant's telephone number, including area code:  702  940 9844

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Mr. Leonard De Melt resigned from his position as a director, president, and CEO  of  Nilam Resources Inc. (the “Company”) effective as of the close of business on August 11, 2010.

Mr. De Melt has resigned to pursue other interests.  His resignation is not in connection with any disagreement with the Company on any matter.

On August 11,2010 Mr. Shahin Tabatabaei  was elected as a director,  President, and CEO of Nilam Resources Inc.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2010	Nilam Resources Inc.

/s/ Shahin Tabatabaei
Shahin Tabatabaei
President

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